                            SCHEDULE 14C INFORMATION

      INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Information Statement       [ ] Confidential, for Use of
[X]  Definitive Information Statement            the Commission Only (as
                                                 permitted by Rule 14c-5(d)(2))


                                 TARGET FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
  (Name of Person(s) Filing Information Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                        THE TARGET PORTFOLIO TRUST(R)
                     SMALL CAPITALIZATION GROWTH PORTFOLIO



                                  TARGET FUNDS
                        SMALL CAPITALIZATION GROWTH FUND


                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT


                                OCTOBER 30, 2000


                            ------------------------

TO THE SHAREHOLDERS:


     On May 24, 2000, at a regular meeting of the Boards of Trustees of The Target Portfolio Trust(R) (Target I) and the Target Funds (Target II), the Trustees approved new subadvisory agreements for the Small Capitalization Growth Portfolio of Target I and the Small Capitalization Growth Fund of Target II. The subadvisory agreements approved by the Boards of Trustees were entered into between Prudential Investments Fund Management LLC, each Trust's investment manager, and Chase Fleming Asset Management USA (Chase Fleming), a division of Robert Fleming Inc., an indirect subsidiary of The Chase Manhattan Corporation. This information statement informs you of the circumstances surrounding the Boards' approval of the new subadvisory agreements and provides you with an overview of their terms.


                                          By order of the Boards,

                                          WILLIAM V. HEALEY
                                            Assistant Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        THE TARGET PORTFOLIO TRUST()(R)
                              SMALL CAPITALIZATION
                                GROWTH PORTFOLIO

                                  TARGET FUNDS
                        SMALL CAPITALIZATION GROWTH FUND

                                 (800) 225-1852

                            ------------------------

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

                            ------------------------

                             INFORMATION STATEMENT

                                OCTOBER 30, 2000

                            ------------------------


     This information statement is being furnished to the shareholders of the Small Capitalization Growth Portfolio of The Target Portfolio Trust (Target I), and the Small Capitalization Growth Fund of Target Funds (Target II) (collectively, Target I and Target II are the Trusts) in lieu of a proxy statement, pursuant to the terms of an exemptive order issued by the Securities and Exchange Commission (SEC). The exemptive order permits the Trusts' manager to hire new subadvisers and to make certain changes to existing subadvisory contracts with the approval of the Boards of Trustees, without obtaining shareholder approval.


     Each Trust is a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act), and is organized as a Delaware business trust. The Trusts' trustees are referred to here as the "Boards," "Board Members" or "Trustees." The Trusts' principal executive office is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


     We are providing shareholders of the Small Capitalization Growth Portfolio of Target I and the Small Capitalization Growth Fund of Target II (collectively, the Portfolios) as of August 1, 2000 with this information statement. This information statement relates to the approval by the Trustees of new subadvisory agreements dated August 1, 2000 between Prudential Investments Fund Management LLC (PIFM or the Manager) and Robert Fleming Inc., doing business as Chase Fleming Asset Management USA (Chase Fleming), a division of Robert Fleming Inc., which is an indirect subsidiary of The Chase Manhattan Corporation, with respect to: (i) the Small Capitalization Growth Portfolio of Target I; and (ii) the Small Capitalization Growth Fund of Target II (collectively, the Subadvisory Agreements). The Trustees approved the Subadvisory Agreements, copies of which are attached hereto as Exhibit A, on May 24, 2000. Chase Fleming (formerly known as Fleming Asset Management USA) had served as subadviser to each of the Portfolios under subadvisory agreements dated August 26, 1999, in the case of the Small Capitalization Growth Portfolio of Target I, and August 31, 1999, in the case of the Small Capitalization Growth Fund of Target II. Each of those subadvisory agreements terminated on August 1, 2000 as a result of a change in the ownership of Chase Fleming. The previous subadvisory agreements were last approved by the Trustees, including a majority of the Trustees who were not parties to the contracts and were not interested persons of those parties as defined in the Investment Company Act (the "Independent Trustees"), on August 25, 1999.



     Chase Fleming will pay for the costs associated with preparing and distributing this information statement to each Portfolio's respective shareholders. This information statement will be mailed on or about October 30, 2000.


THE TARGET PROGRAM

     Target I consists of ten separate investment portfolios, including the Small Capitalization Growth Portfolio. Shares of the portfolios are offered to participants in the Prudential Securities Target Program (the

Target Program), an investment advisory service that provides to investors asset allocation recommendations with respect to the portfolios based on an evaluation of the investor's investment objectives and risk tolerances. The Target Program or shares of Target I (without participation in the Target Program) are also available to banks, trust companies and other investment advisory services that maintain securities accounts with Prudential Securities Incorporated (Prudential Securities) and to certain fee-based programs sponsored by Prudential Securities and its affiliates, which include mutual funds as investment options and for which the portfolios are an available option without payment of the Target Program fee. Participation in the Target Program is subject to payment of a program fee that is separate from the portfolios' management fees. For all accounts other than Individual Retirement Accounts (IRAs) and qualified employee benefit plans (collectively, Plans), the quarterly advisory fee is charged at a maximum annual rate of 1.50% of assets held in a Target Program account invested in equity portfolios, such as the Small Capitalization Growth Portfolio, and 1.00% of assets invested in income portfolios. For Plans, the quarterly advisory fee is charged at the maximum annual rate of 1.25% and 1.35% of assets invested in equity portfolios and income portfolios respectively.


THE MANAGER


     Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' manager under management agreements dated as of November 9, 1992 in the case of Target I, and August 25, 1999 in the case of Target II. PIFM is a subsidiary of Prudential Securities and The Prudential Insurance Company of America (Prudential) and is a part of Prudential Investments, which is a business group of Prudential. As of August 31, 2000, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $76.4 billion. Information concerning the Trusts' current management arrangements can be found in Exhibit B. Information concerning officers of the Trusts is set forth in Exhibit C.


SHAREHOLDER REPORTS


     Target I's most recent annual report for the fiscal year ended December 31, 1999 and semi-annual report for the six month period ended June 30, 2000 have been sent to its shareholders. Target II's annual report for the fiscal year ended July 31, 2000 has been sent to its shareholders. Each Trust's most recent annual and semi-annual reports may be obtained without charge by writing the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 or by calling (800) 225-1852 (toll free).


SHAREHOLDINGS


     The table below sets forth each Portfolio's net asset value and number of outstanding shares as of July 31, 2000 for Target II and as of June 30, 2000 for Target I.


                         PORTFOLIO                            NET ASSET VALUE   SHARES OUTSTANDING
                         ---------                            ---------------   ------------------
Small Capitalization Growth Portfolio (Target I)............   $208,408,717         11,448,616
Small Capital Growth Fund (Target II)
  Class A...................................................   $  4,666,941            369,696
  Class B...................................................   $  8,588,146            648,757
  Class C...................................................   $  7,659,285            610,671


     Management does not know of any person who owned beneficially 5% or more of the shares of the Small Capitalization Growth Portfolio of Target I as of October 13, 2000. Information on shareholders owning beneficially 5% or more of any class of shares of the Small Capitalization Growth Fund of Target II on October 6, 2000 is set forth in Exhibit D. To the knowledge of management, the executive officers and Board Members of the Trusts, as a group, owned less than 1% of the outstanding shares of the Small Capitalization Growth Fund of Target II as of October 6, 2000 and as of October 13, 2000 for the Small Capitalization Growth Portfolio of Target I.

                           NEW SUBADVISORY AGREEMENTS


     On May 24, 2000, the Trustees, including a majority of the Independent Trustees, unanimously approved the Subadvisory Agreements and the selection by PIFM of Chase Fleming to continue to manage the Portfolios. Chase Fleming served as subadviser to the Portfolios under subadvisory agreements that automatically terminated on August 1, 2000. For the fiscal year ended December 31, 1999 Chase Fleming received advisory fees of $248,570.71 in connection with the management of the Small Capitalization Growth Portfolio of Target I. It received advisory fees of $23,268.77 in connection with the management of the Small Capitalization Growth Fund of Target II for the fiscal year ended July 31, 2000.



     Prior to August 1, 2000, Fleming Asset Management USA was a Division of Robert Fleming Inc., the U.S. equity asset management affiliate of Robert Fleming Holdings Ltd. (Fleming Group).



     In a transaction that closed on August 1, 2000 (the Transaction), The Chase Manhattan Corporation (Chase) acquired the Fleming Group, the parent of Fleming Asset Management USA. As a result of the Transaction, Chase Fleming, a division of Robert Fleming Inc., manages the portfolios.



     The Transaction constituted a change in control of Chase Fleming, causing an assignment of Chase Fleming's original subadvisory agreements with respect to the Portfolios. Under Section 15 of the Investment Company Act and the terms of the original subadvisory agreements, the agreements automatically terminated when this assignment occurred.


     The Subadvisory Agreements contain the identical terms and conditions as the subadvisory agreements in effect with Chase Fleming prior to August 1, 2000. See "Terms of Subadvisory Agreements" below. Chase Fleming renders investment advice to each Portfolio in accordance with its investment objective and policies and also makes investment decisions to purchase and sell securities on behalf of each Portfolio, subject to the supervision of PIFM.


     Section 15 of the Investment Company Act requires that a majority of each Portfolio's outstanding voting securities approve its subadvisory agreement. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to Target I, PIFM and any future open end management investment company managed by PIFM, provided that such investment company operates in substantially the same manner as Target I and complies with the conditions of the order (including Target II which commenced operations on November 3, 1999). According to the SEC's order, which is subject to a number of conditions (including approval by each Trust's shareholders, which approval was received on October 30, 1996 in the case of Target I, and on September 13, 1999 in the case of Target II), PIFM may now enter into subadvisory agreements on behalf of each Trust without receiving prior shareholder approval. Thus, execution and implementation of the Subadvisory Agreements did not require shareholder consent.


BOARD CONSIDERATION OF SUBADVISORY AGREEMENTS


     At a regular meeting of the Boards at which all of the Trustees were in attendance, the Boards of Trustees considered and unanimously approved the Subadvisory Agreements on May 24, 2000. In considering the approval of the Subadvisory Agreements, the Trustees, including the Independent Trustees, considered whether the approval of each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Portfolio. At the meeting, the Trustees reviewed materials furnished by management and Chase Fleming and met with representatives of Chase Fleming. Among other things, the Trustees considered the financial strength of Fleming Group and Chase, how the combination of Fleming Group with Chase would benefit both organizations, because of the complementary nature of their businesses, the measures Fleming Group was taking to ensure that the transaction would not be disruptive to its clients, and the financial incentives Fleming Group was providing to key personnel in order to keep its investment team intact after the acquisition, and Fleming Group's representations that it did not expect the transaction to lead to any change in the portfolio management personnel assigned to the Portfolios.


     The Trustees discussed and reviewed the terms of the Subadvisory Agreements. With the exception of Chase Fleming's new name and the dates of execution, effectiveness and termination, the terms of the Subadvisory Agreements are identical to those of the corresponding subadvisory agreements in effect with

Chase Fleming prior to August 1, 2000. Based upon their review, the Trustees concluded that each Subadvisory Agreement was in the best interests of the relevant Trust and the shareholders of the relevant Portfolios, and that the fee would remain unchanged. Accordingly, after consideration of the above factors, and such other factors and information as they deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the Subadvisory Agreements.


INFORMATION CONCERNING CHASE FLEMING


     Chase Fleming is a subsidiary of Chase. The address of Chase Fleming is 320 Park Avenue, New York, New York 10022. As of October 12, 2000, Chase Fleming was responsible for managing global assets of around $178 billion on behalf of individual investors, companies, institutions, government and central banks world wide.



     Exhibit E contains information about the other mutual funds managed by Chase Fleming with investment objectives and strategies similar to those of the Portfolios. Exhibit E also lists the principal executive officer, managing directors and parent companies of Chase Fleming.



     Pursuant to each Subadvisory Agreement, Chase Fleming manages a portion of the assets of the Portfolios. Sawgrass Asset Management LLC, 4337 Pablo Oaks Court, Building 200, Jacksonville, Florida 32224, manages the remaining portion of the Portfolios.


TERMS OF SUBADVISORY AGREEMENTS

     Under the Subadvisory Agreements, Chase Fleming is compensated by PIFM (and not the Portfolios) at an annual rate of .40 of 1% of each Portfolio's average net assets managed by Chase Fleming. The Subadvisory Agreements provide that, subject to PIFM's and the Board of Trustees' supervision, Chase Fleming is responsible for managing the investment operations of each Portfolio and for making investment decisions and placing orders to purchase and sell securities for each Portfolio, all in accordance with the investment objective and policies of each Portfolio as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act, Chase Fleming also provides PIFM with all books and records relating to the transactions it executes and renders to the Trustees such periodic and special reports as the Boards of Trustees may reasonably request.


     Duration and Termination. Each Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the relevant Portfolio, or by the Board of Trustees, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Portfolios, (2) the Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Trust's management agreement with PIFM, and (3) the Subadvisory Agreement may be terminated at any time by Chase Fleming or PIFM on not more than 60 days' nor less than 30 days' written notice to the other party to the Subadvisory Agreement.


     Liability. The Subadvisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, Chase Fleming will not be liable for any act or omission in connection with its activities as subadviser to the Portfolios.

SHAREHOLDER PROPOSALS

     As Delaware business trusts, the Trusts are not required to hold annual meetings of shareholders and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or the Trusts' Trust Instruments. A shareholder proposal intended to be presented at any meeting of shareholders of a Trust must be received by the Trust a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.



                                          WILLIAM V. HEALEY,

                                            Assistant
                                            Secretary

Dated: October 30, 2000

                                                                       EXHIBIT A

                                  TARGET FUNDS
                       (SMALL CAPITALIZATION GROWTH FUND)

                             SUBADVISORY AGREEMENT

     Agreement made on this first (1) day of August, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Robert Fleming Inc. (the Adviser), a division of Robert Fleming, Inc., a Delaware corporation.

     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with Target Funds (the Trust), a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.

     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.

     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Small Capitalization Growth Fund of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the Parties agree as follows:

          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:

             (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.

             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.

             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as a broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers solely on the basis of seeking lowest price. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.

                  On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.


             (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, within five business days after the Adviser receives the above-referenced statement from the Custodian, to the extent reasonably practicable.


             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.

             (vii) The Manager shall forward to the Adviser or its proxy voting agent any proxy materials relating to portfolio securities held by the portion of the Fund managed by the Adviser.

             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.

             (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.

          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .40 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.

          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Adviser under federal or state securities laws, including for acts of good faith.

          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within forty-eight (48) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end forty-eight (48) hours after the start of normal business hours on the next succeeding business day).

          8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.

                                          PRUDENTIAL INVESTMENTS FUND
                                          MANAGEMENT LLC

                                          By: /s/ ROBERT F. GUNIA
                                            ------------------------------------
                                            Robert F. Gunia
                                            Executive Vice President

                                          ROBERT FLEMING INC.

                                          By: /s/ CHRISTOPHER JAMES
                                            ------------------------------------

                           THE TARGET PORTFOLIO TRUST


                    (SMALL CAPITALIZATION GROWTH PORTFOLIO)



                             SUBADVISORY AGREEMENT



     Agreement made on this first 1 day of August, 2000, between Prudential Investments Fund Management LLC (PIFM or the Manager), a New York limited liability company, and Chase Fleming Asset Management (the Adviser), an indirect subsidiary of The Chase Manhattan Corporation, a Delaware corporation.



     WHEREAS, PIFM has entered into a management agreement (the Management Agreement) with The Target Portfolio Trust (the Trust), a Delaware business trust and an open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PIFM will act as manager of the Trust.



     WHEREAS, shares of the Trust are divided into separate series or portfolios (each a portfolio), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such portfolios or establish and terminate additional portfolios.



     WHEREAS, PIFM has the responsibility of evaluating, recommending, supervising and compensating investment advisers to each portfolio of the Trust and desires to retain the Adviser to provide investment advisory services to the Small Capitalization Growth Portfolio of the Trust (the Fund) in connection with the management of the Trust and to manage such portion of the Fund as the Manager shall from time to time direct, and the Adviser is willing to render such investment advisory services.



     NOW, THEREFORE, the Parties agree as follows:



          1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Adviser shall manage such portion of the investment operations of the Fund as the Manager shall direct and shall manage the composition of such portion of the Fund, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time being herein called the "Prospectus") as delivered to the Adviser from time to time by the Manager and subject to the following understandings:



             (i) The Adviser shall provide supervision of such portion of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets it manages will be invested or held uninvested as cash.



             (ii) In the performance of its duties and obligations under this Agreement, the Adviser shall act in conformity with the Agreement and Declaration of Trust, By-Laws and Prospectus of the Trust and the Fund as provided to the Adviser by the Manager and with the written instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations.



             (iii) The Adviser shall determine the securities and commodities or other assets to be purchased or sold by such portion of the Fund and will place orders pursuant to its determination with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Adviser will give primary consideration to securing best execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as a broker for securities transactions but that no formula has been adopted for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers solely on the basis of seeking lowest price. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities and commodities or other assets for the Fund with such brokers or futures commission merchants, subject to review by the Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Adviser in connection with the Adviser's services to other clients.



                  On occasions when the Adviser deems the purchase or sale of a security, commodity or other asset to be in the best interest of the Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, commodities or other assets to be sold or purchased in order to obtain best execution. In such event, allocation of the securities, commodities or other assets so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.



             (iv) The Adviser shall maintain all books and records with respect to the portfolio transactions required by subparagraphs (b)(5), (6),
        (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees such periodic and special reports as the Board may reasonably request.



             (v) The Adviser shall provide the Trust's custodian (the Custodian) on each business day with information relating to all transactions concerning the portion of the Fund's assets it manages and shall provide the Manager with such information upon request of the Manager. The Adviser shall reconcile its records of the Fund's securities and cash managed by the Adviser with statements provided by the Custodian at least once each month. The Adviser shall provide the Manager with a written report on each such reconciliation, including information on any discrepancies noted and actions taken by the Adviser in response thereto, within five business days after the Adviser receives the above-referenced statement from the Custodian, to the extent reasonably practicable.



             (vi) The investment management services provided by the Adviser hereunder are not exclusive, and the Adviser shall be free to render similar services to others.



             (vii) The Manager shall forward to the Adviser or its proxy voting agent any proxy materials relating to portfolio securities held by the portion of the Fund managed by the Adviser.



             (b) Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any of its directors, officers or employees.



             (c) The Adviser shall keep the Fund's books and records required to be maintained by the Adviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Adviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Adviser agrees that all records which it maintains for the Fund are the property of the Trust and the Adviser will surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.



             (d) The Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Investment Advisers Act of 1940 (Advisers Act) and other applicable state and federal laws and regulations.

             (e) The Adviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the reports prepared in accordance with the compliance procedures maintained pursuant to paragraph 1(d) hereof as the Manager may reasonably request.



          2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and shall oversee and review the Adviser's performance of its duties under this Agreement.



          3. The Manager shall compensate the Adviser for the services provided and the expenses assumed pursuant to this Subadvisory Agreement at the annual rate of .40 of 1% of the average daily net assets of the portion of the Fund managed by the Adviser. This fee will be computed daily and paid monthly.



          4. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Fund, the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Adviser under federal or state securities laws, including for acts of good faith.



          5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.



          6. Nothing in this Agreement shall limit or restrict the right of any of the Adviser's directors, officers or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit the Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.



          7. During the term of this Agreement, the Manager agrees to furnish the Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Trust or the public, which refer to the Adviser in any way; provided, however, that any such item which describes or characterizes the Adviser's investment process with respect to the Fund, the names of any of its clients (other than the Trust or advisory clients of PIFM and its affiliates) or any of its performance results shall be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery prior to use thereof, and such item shall not be used if the Adviser reasonably objects to such use in writing within forty-eight (48) hours (or such other time as may be mutually agreed) after receipt thereof (provided, however, that if such item is not received by the Adviser during normal business hours on a business day, such period shall end forty-eight (48) hours after the start of normal business hours on the next succeeding business day).



          8. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.



          9. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below on the day and year first above written.



                                          PRUDENTIAL INVESTMENTS FUND


                                          MANAGEMENT LLC



                                          By: /s/ ROBERT F. GUNIA

                                            ------------------------------------

                                            Robert F. Gunia


                                            Executive Vice President



                                          CHASE FLEMING ASSET MANAGEMENT



                                          By: /s/ A. G. WILLIAMS

                                            ------------------------------------

                                                                       EXHIBIT B

                            MANAGEMENT OF THE TRUSTS

THE MANAGER

     Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, serves as the Trusts' Manager under management agreements (the Management Agreements) dated as of November 9, 1992 in the case of Target I, and August 25, 1999 in the case of Target II, and renewed thereafter as required by the Investment Company Act of 1940, as amended (the Investment Company Act).

     The Management Agreements were last approved by the Trustees of the Trust, including a majority of the Trustees who were not parties to the contract and were not interested persons of those parties (as defined in the Investment Company Act) on May 24, 2000, in the case of Target I, and August 25, 1999 in the case of Target II. The Management Agreements were approved by the sole shareholder of the Trusts on October 14, 1992 in the case of Target I, and on September 13, 1999 in the case of Target II.

TERMS OF THE MANAGEMENT AGREEMENT


     Pursuant to the Management Agreement for each Trust, PIFM is subject to the supervision of the Trustees and in conformity with the stated policies of the Trust manages both the investment operations of the Trust, and the composition of the Trust's portfolios, including the purchase, retention and disposition thereof. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of each Trust and each portfolio thereof. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.


     The Manager reviews the performance of all subadvisers, and makes recommendations to the Trustees with respect to the retention and renewal of contracts. In connection therewith, PIFM is obligated to keep certain books and records of each Trust. PIFM also administers each Trust's business affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Trusts' custodian and Prudential Mutual Fund Services LLC (PMFS), the Trusts' transfer and dividend disbursing agent. The management services of PIFM for the Trusts are not exclusive under the terms of the Management Agreements and PIFM is free to, and does, render management services to others.

     PIFM has authorized any of its directors, officers and employees who have been elected as Trustees or officers of the Trusts to serve in the capacities in which they have been elected. All services furnished by PIFM under the Management Agreements may be furnished by any such directors, officers or employees of PIFM.

     In connection with its management of the business affairs of the Trusts, PIFM bears the following expenses:

          (a) the salaries and expenses of all of its and each Trust's personnel except the fees and expenses of Trustees who are not affiliated persons of PIFM or each portfolio's subadviser(s);

          (b) all expenses incurred by PIFM or by each Trust in connection with managing the ordinary course of the Trust's business, other than those assumed by the Trust, as described below; and


          (c) the fees payable to each subadviser pursuant to the subadvisory agreements between PIFM and the subadviser.

     For its services, PIFM is compensated by each portfolio of the Trust. The table below sets forth the annual management fee for each Portfolio (shown as a percentage of the average daily net assets of each Portfolio).

                         PORTFOLIO                            MANAGEMENT FEE
                         ---------                            --------------
Small Capitalization Growth Portfolio (Target I)............       .60%
Small Capitalization Growth Fund (Target II)................       .70%

     Each Management Agreement also provides that, in the event the expenses of the Trust (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Trust's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to each Trust. No such reductions were required during each Trust's last fiscal year. No jurisdiction currently limits the Trusts' expenses.

     Under the terms of the Management Agreements, each Trust is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's subadvisers, (c) the fees and certain expenses of the Trust's custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing Trust shares, (d) the charges and expenses of the Trust's legal counsel and independent accountants,
(e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade associations of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and qualifying the Trust's shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.


     The Management Agreements provide that PIFM will not be liable for any error of judgment or for any loss suffered by a Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. Each Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the relevant Trust, by vote of a majority of the relevant Trust's outstanding voting securities (as defined in the Investment Company Act) or by the Manager, upon not more than 60 days' nor less than 30 days' written notice to the Trust.


INFORMATION ABOUT PIFM

     PIFM is a subsidiary of Prudential Securities Incorporated (Prudential Securities) and an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a major, diversified insurance and financial services company. Prudential's address is Prudential Plaza, Newark, New Jersey 07102-4077. PIFM is organized in New York as a limited liability company.

     PIFM acts as manager for the following investment companies:

     Open End Management Investment Companies: Prudential Equity Fund, Inc., Prudential Index Series Fund (Prudential Stock Index Fund), The Prudential Investment Portfolios, Inc. (Prudential Jennison Equity

Opportunity Fund, and Prudential Jennison Growth Fund), Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc. (Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund, and Prudential Utility Fund), Prudential Small Company Fund, Inc., Prudential Tax-Managed Funds (Prudential Tax-Managed Equity Fund), Prudential Tax-Managed Managed Small-Cap Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Target Funds (Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund), Prudential Diversified Funds (Conservative Growth Fund, Moderate Growth Fund, and High Growth Fund), The Prudential Investment Portfolios, Inc. (Prudential Active Balanced Fund), Prudential Europe Growth Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential World Fund, Inc. (Prudential Global Growth Fund, Prudential International Value Fund, and Prudential Jennison International Growth Fund), Global Utility Fund, Inc., Target Funds (International Equity
Fund), Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Short-Term Corporate Bond Fund, Inc. (Income Portfolio), Prudential Total Return Bond Fund, Inc., Target Funds (Total Return Bond Fund), Prudential California Municipal Fund (California Series and California Income Series), Prudential Municipal Bond Fund (High Income Series and Insured Series), Prudential Municipal Series Fund (Florida Series, New Jersey Series, New York Series and Pennsylvania Series), Prudential National Municipals Fund, Inc., Cash Accumulation Trust (Liquid Assets Fund and National Money Market Fund), Prudential Government Securities Trust (Money Market Series and U.S. Treasury Money Market Series), Prudential Special Money Market Fund, Inc. (Money Market Series), Prudential MoneyMart Assets, Inc., Prudential Tax-Free Money Fund, Inc., Prudential California Municipal Fund (California Money Market Series), Prudential Municipal Series Fund (New Jersey Money Market Series and New York Money Market Series); COMMAND Funds (COMMAND Money Fund, COMMAND Government Fund, and COMMAND Tax-Free Fund), Institutional Money Market Funds: Prudential Institutional Liquidity Portfolio, Inc. (Institutional Money Market Series), Strategic Partners Series (Strategic Partners Focused Growth Fund and the Strategic Partners New Era Growth Fund).


     Closed-End Management Company: The High Yield Income Fund, Inc.

PIFM'S DIRECTORS AND OFFICERS

     The business and other connections of PIFM's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

          NAME                 POSITION WITH PIFM                    PRINCIPAL OCCUPATIONS
          ----                 ------------------                    ---------------------
David R. Odenath,         Officer in Charge, President,  Officer in Charge, President, Chief Executive
  Jr. ..................    Chief Executive Officer and  Officer and Chief Operating Officer, PIFM;
                            Chief Operating Officer        Senior Vice President, The Prudential
                                                           Insurance Company of America (Prudential)
Robert F. Gunia.........  Executive Vice President,      Executive Vice President & Chief
                            Chief Administrative         Administrative Officer, PIFM; Vice President,
                            Officer and Treasurer          Prudential; President, Prudential Investment
                                                           Management Services LLC (PIMS)
William V. Healey.......  Executive Vice President,      Executive Vice President, Chief Legal Officer
                            Chief Legal Officer and      and Secretary, PIFM; Vice President and
                            Secretary                      Associate General Counsel, Prudential;
                                                           Senior Vice President, Chief Legal Officer
                                                           and Secretary, PIMS

THE DISTRIBUTOR AND TRANSFER AGENT


     Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Trusts. PIMS is a subsidiary of Prudential. Pursuant to distribution and service plans (the Plans) adopted under Rule 12b-1 under the Investment Company Act, the Portfolios of Target II bear the expense of distribution and service fees paid to PIMS with respect to their respective Class A, Class B and Class C shares. For the fiscal year ended July 31, 2000, PIMS received distribution and servicing fees aggregating $141,307 ($88,879 for Class A, $8,884 for Class B and $43,544 for Class C) with respect to the Small Capitalization Growth Fund of Target II.



     PIMS has advised Target II of its receipt of front-end sales charges of $52,900 and $66,900 resulting from sales of Class A and Class C of Target II shares respectively during the period ended July 31, 2000. From these fees, PIMS paid sales charges to affiliated broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. PIMS has advised Target II that for the period ended July 31, 2000, it received the $84,000 and $6,000 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders of Target II, respectively.



     The Trusts' transfer agent is PMFS, 194 Wood Avenue South, Iselin New Jersey 08830. PMFS received $114,400 for its services in connection with the Small Capitalization Growth Portfolio of Target I during the fiscal year ended December 31, 1999 and $62,400 for the six month period ended June 30, 2000. PMFS received $15,000 for its services in connection with the Small Capitalization Growth Fund of Target II during the fiscal year ended July 31, 2000.



BROKERAGE



     The Small Capitalization Growth Portfolio of Target I paid $40,200 and $76,739 in commissions to Prudential Securities for the fiscal year ended December 31, 1999 and the six months ended June 30, 2000, respectively. During the fiscal year ended July 31, 2000, the Small Capitalization Growth Fund of Target II paid $2,986 in commissions to Prudential Securities.

                                                                       EXHIBIT C

                              OFFICER INFORMATION


                                    OFFICE(S) WITH THE TRUSTS
            NAME (AGE)                  (TARGET I AND II)                  PRINCIPAL OCCUPATIONS
            ----------              -------------------------              ---------------------
John R. Strangfeld (45)...........  Trustee and President        Chief Executive Officer, Chairman,
                                                                 President and Director of The Prudential
                                                                   Investment Corporation (since January
                                                                   1990); Executive Vice President of the
                                                                   Prudential Global Asset Management Group
                                                                   of Prudential (since February 1998);
                                                                   Chairman of PRICOA Capital Group (since
                                                                   August 1989); formerly various positions
                                                                   to Chief Executive Officer of Private
                                                                   Asset Management Group of Prudential
                                                                   (November 1994-December 1998); and
                                                                   Senior Vice President (January 1986-
                                                                   August 1989), Prudential Capital Group,
                                                                   a unit of Prudential.
Robert F. Gunia (53)..............  Trustee and Vice President   Executive Vice President and Chief
                                                                   Administrative Officer (since June 1999)
                                                                   of Prudential Investments; Executive
                                                                   Vice President and Treasurer (since
                                                                   December 1996) of Prudential Investments
                                                                   Fund Management LLC (PIFM); President
                                                                   (since April 1999) of Prudential
                                                                   Investment Management Services LLC
                                                                   (PIMS); formerly Corporate Vice
                                                                   President (September 1997-March 1999) of
                                                                   The Prudential Insurance Company of
                                                                   America (Prudential); Senior Vice
                                                                   President (March 1987-May 1999) of
                                                                   Prudential Securities Incorporated
                                                                   (Prudential Securities); and Chief
                                                                   Administrative Officer (July
                                                                   1990-September 1996), Director (January
                                                                   1989-September 1996), and Executive Vice
                                                                   President, Treasurer and Chief Financial
                                                                   Officer (June 1987-September 1996) of
                                                                   Prudential Mutual Fund Management, Inc.;
                                                                   Vice President and Director (since May
                                                                   1989) of The Asia Pacific Fund, Inc.
David R. Odenath, Jr. (42)........  Trustee and Vice President   Officer in Charge, President, Chief
                                                                 Executive Officer and Chief Operating
                                                                   Officer (since June 1999), PIFM; Senior
                                                                   Vice President (since June 1999),
                                                                   Prudential; formerly Senior Vice
                                                                   President (August 1993-May 1999),
                                                                   PaineWebber Group, Inc.

                                    OFFICE(S) WITH THE TRUSTS
            NAME (AGE)                  (TARGET I AND II)                  PRINCIPAL OCCUPATIONS
            ----------              -------------------------              ---------------------
Grace C. Torres (40)..............  Treasurer and Principal      First Vice President (since December 1996)
                                    Financial and Accounting     of PIFM; First Vice President (since March
                                    Officer                        1993) of Prudential Securities; formerly
                                                                   First Vice President (March
                                                                   1994-September 1996) of Prudential
                                                                   Mutual Fund Management, Inc.
William V. Healey (46)............  Assistant Secretary          Vice President and Associate General
                                                                 Counsel of Prudential and Chief Legal
                                                                   Officer of Prudential Investments (since
                                                                   August 1998); Director, ICI Mutual
                                                                   Insurance Company (since June 1999);
                                                                   formerly Associate General Counsel of
                                                                   The Dreyfus Corporation (Dreyfus), a
                                                                   subsidiary of Mellon Bank, N.A. (Mellon
                                                                   Bank), and an officer and/or director of
                                                                   various affiliates of Mellon Bank and
                                                                   Dreyfus.

                                                                       EXHIBIT D

                                5% SHAREHOLDERS


     The table below sets forth information about persons who owned beneficially 5% or more of the outstanding shares of any class of the Small Capitalization Growth Fund of Target II as of October 6, 2000.



                                             NAME AND ADDRESS          CLASS      NUMBER     PERCENT
              PORTFOLIO                       OF SHAREHOLDER         OF SHARES   OF SHARES   OF CLASS
              ---------                      ----------------        ---------   ---------   --------
Small Capitalization Growth Fund       Edward Unger TTEE Radiology   Class A       35,000      8.8%
  Target II                            Consultants PS Plan DTD
                                       06/06/86 FBO Edward Unger 1
                                       Ingallis Mem Hosp Harvey Il
                                       60426-3558

                                                                       EXHIBIT E

                      OTHER FUNDS MANAGED BY CHASE FLEMING

     The following table sets forth information relating to the only other registered investment company portfolio with investment objectives, policies and strategies that are substantially similar to those of the Portfolios (or portion thereof) for which Chase Fleming acts as investment adviser or subadviser:


                                                                                     APPROXIMATE
                                                                                     NET ASSETS
                                                                                        AS OF
                          FUND                            MANAGEMENT FEE            JULY 31, 2000
                          ----                            --------------            -------------
Fleming Small Cap Growth Fund
(f/k/a Fleming Fledgling Fund)                                 .80%                  $3,762,000
                                                                                     ----------



                            CHASE FLEMING MANAGEMENT



     The following table sets forth the name and principal occupation of the principal executive officer and the directors of Robert Fleming Inc.



                        NAME                                        PRINCIPAL OCCUPATION
                        ----                                        --------------------
Iain Saunders                                          Director, Robert Fleming Inc.; Deputy
                                                       Chairman,
                                                       Robert Fleming Asset Management
Christopher Jones                                      Director, Robert Fleming Inc.
Eduardo Canet                                          Director and Director of Latin America
                                                       Capital Markets, Robert Fleming Inc.
Jonathan Simon                                         Director, Robert Fleming Inc.
Arthur Levy                                            President, Vice Chairman and Director,
                                                       Robert Fleming Inc.
Larry Kimmel                                           Senior Vice President and Director of
                                                       Compliance, Robert Fleming Inc.
Charles Bridge                                         Director, Head of Sales, Trading Director,
                                                       Robert Fleming Inc.
Leonard Lubrano                                        Senior Vice President and Chief Financial
                                                       Officer, Robert Fleming Inc.
Henry Strutt                                           Director, Robert Fleming Inc.; Managing
                                                       Director, Robert Fleming Holdings Ltd.
Simon Ball                                             Chairman of the Board, Robert Fleming Inc.;
                                                       Group Finance Director, Robert Fleming
                                                       Holdings Ltd.
Henry Lartique                                         Director, Robert Fleming Inc.; President, CIO,
                                                       Managing Director and Director, Chase Asset
                                                       Management, Inc., and CIO and Executive Vice
                                                       President, The Chase Manhattan Bank/Chase Bank
                                                       of Texas, N.A.
Michael Moran                                          Director, Robert Fleming, Inc.; Director,
                                                       Controller, Chase Asset Management, Inc.;
                                                       Controller of Mutual Funds, The Chase
                                                       Manhattan Bank

                         PARENTS OF ROBERT FLEMING INC.



     The following table sets forth the name and address of the parent companies of Robert Fleming Inc.



                  NAME AND ADDRESS                                         STATUS
                  ----------------                                         ------
Robert Fleming Holdings Inc.                           Sole Shareholder of Robert Fleming Inc.
320 Park Avenue
New York, New York 10022
Copthall Overseas LTD.                                 Sole Shareholder of Robert Fleming Holdings
                                                       Inc.
10 Aldermanbury
London, England EC2V 7RF
Robert Fleming Holdings Ltd.                           Sole Shareholder of Copthall Overseas LTD.
10 Aldermanbury
London, England EC2V 7RF
The Chase Manhattan Corporation                        Sole Shareholder of Robert Fleming Holdings
                                                       Ltd.
270 Park Avenue
New York, New York 10017


                                       E-2